                   COMMERCIAL INDUSTRIAL LEASE CONTRACT

THIS LEASE is made as of APRIL , 2006, between 4301 MAIN LLC " essor"), with an address of 220 ADMIRAL BLVD. SUITE 213, KCMO 64106 and SIRICOMM, INC. A Delaware
CORPORATION ("Lessee"), with an address of 4710 EAST 32ND STREET, JOPLIN, MO
65804 , who hereby agree as follows:

1. PREMISES. Subject to the covenants and conditions of this Lease, Lessor leases to Lessee, and Lessee leases from Lessor, the premises (the "Premises")
commonly known and numbered as 3535 BROADWAY , SUITE 402 in the City of KANSAS
CITY, County of JACKSON, State of MISSOURI, and further described as: SHOWN ON
EXHIBIT A" ATTACHED HERETO together with the right of ingress and egress and the non-exclusive use of common areas, if any.

2. USE OF PREMISES. The Premises shall be used only as GENERAL OFFICE SPACE
(collectively, the "Permitted Use").

3. TERM. The Term of this Lease (the "Term") is for THREE (3) years and NO months, commencing on or before the 10th day of MAY, 2006, and ending on the
30th day of APRIL, 2009.

4. RENT PAYMENTS. Lessee shall pay to Lessor $68,400 as rent in monthly installment over the Term of this Lease. The first monthly rent installment of
$1,900 shall be paid at the execution of this Lease and all subsequent monthly rent installments shall be due on the first day of each succeeding month during the Term. The amount of each monthly rent installment shall be as follows:
          $1,900

Each monthly installment is due payable in advance without notice or demand at
Lessor's above stated address, or at any other place Lessor designates in writing.

5. SECURITY DEPOSIT. Concurrently with execution of this Lease, Lessee shall deliver to Lessor $1,900 as security for the performance by Lessee of every covenant and condition of this Lease (the "Security Deposit"). Said Security
Deposit may be co-mingled with other funds of Lessor and shall bear no interest.
If Lessee shall default with respect to any covenant or condition of this Lease, including, but not limited to the payment of rent, Lessor may apply the whole or any part of such Security Deposit to the payment of any sum in default or any sum which Lessor may be required to spend by reason of Lessee's damage or default. If any portion of the Security Deposit is so applied, Lessee, upon demand by Lessor, shall deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount. Should Lessee comply with all of the covenants and conditions of this Lease, the Security Deposit or any balance thereof shall be returned to Lessee promptly after expiration of the term thereof.

6. POSSESSION. Possession shall be on OR BEFORE MAY 10, , 2006 Lessor shall use due diligence to give possession as nearly as possible at the beginning of the
Term. Rent shall abate pro rata for the period of any delay in giving Lessee possession, but the Term shall not be extended as a result of such delay. Lessee shall make no other claim against Lessor for delay in obtaining possession.

7. PROPERTY INSURANCE. Lessee shall comply with all insurance regulations so the lowest property damage, including loss of rent and liability insurance rates may be obtained; and nothing shall be done or kept in or on the Premises by Lessee which shall cause an increase in the premium for any such insurance on the
Premises or on any building of which the Premises are a part or on any improvements located therein, over the lowest rate obtainable or which shall cause cancellation or make void any such insurance. If, Lessee shall maintain, at all times during the Term, adequate insurance on its personal property used, stored or kept in the premises.

8. INDEMNITY AND LIABILITY INSURANCE. Lessee shall at all times indemnify, defend and hold Lessor harmless from all loss, liability, costs, damages and expenses that may occur or be claimed with respect to any person or

                                  Page 1 of 7

Commercial Industrial Lease Contract 2005

persons, or property on or about the Premises or to the Premises resulting from any act done or omission by or through Lessee, its agents, employees, invitees or any person on the Premises by reason of Lessee's use or occupancy or resulting from Lessee's non-use or possession of said property and any and all loss, cost, liability or expense resulting therefrom. Lessee shall maintain, at all times during the Term, comprehensive general liability insurance in an insurance company licensed to do business in the state in which the Premises are located and satisfactory to Lessor, properly protecting and indemnifying Lessor with single limit coverage of not less than $500,000 for injury to or $1,000,000 death of persons and $10,000 for property damage. During the Term, Lessee shall furnish Lessor with a certificate or certificates of insurance, in a form acceptable to Lessor, covering such insurance so maintained by Lessee and naming
Lessor and Lessor's mortgagees, if any, as additional insureds.

9. ASSIGNMENT AND SUBLETTING. Lessee shall not assign, transfer or encumber this
Lease and shall not sublease the Premises or any part thereof or allow any other person to be in possession thereof without the prior written consent of Lessor, in each and every instance. For the purpose of this provision, any transfer of a majority or controlling interest in Lessee (whether in one or more related or unrelated transactions), whether by transfer of stock, consolidation, merger, transfer of a partnership interest or transfer of any or all of Lessee's assets or otherwise, or by operation of law, shall be deemed an assignment of this lease. Notwithstanding any permitted assignment or subletting, Lessee shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms and provisions of this Lease.

10. SIGNS AND ADVERTISEMENTS. Lessee shall not place upon nor permit to be placed upon any part of the Premises, any signs, billboards or advertisements what so ever, without the prior written consent of Lessor. All permitted signage shall be at Lessee's sole expense.

11. CONDITION OF PREMISES. Lessee acknowledges that it has inspected the
Premises and, except as may be provided otherwise in this Lease, Lessee accepts the Premises in its present condition. At the end of the Term, except for damage caused by fire or other perils, Lessee, at its expense, shall (a) surrender the
Premises in the same or similar condition as existed at the time the Premises were accepted and possession taken by Lessee, subject to reasonable wear resulting from uses permitted hereunder, and further subject to Lessee's obligations stated in Paragraphs 12 and 14 herein; (b) have removed all of
Lessee's property from the Premises; (c) have repaired any damage to the
Premises caused by the removal of Lessee's Property; and (d) leave the Premises free of trash and debris and the building in "broom clean" condition.

12. MAINTENANCE AND REPAIR BY LESSOR. Except for the obligations imposed upon
Lessor in Paragraph 15 and damage resulting from an insurable loss, at Lessee's sole cost and expense during the Term, Less shall maintain and keep in good order, repair and condition, free from pests and vermin and, when necessary, shall replace all parts of the Premises including, but not limited to, dock bumpers and other dock equipment and apparatus, utility service lines from the point where they enter the building(s) of which the Premises are a part, interior walls, inside surfaces of exterior walls, fixtures, floor coverings, lighting fixtures, heating, ventilating, air-conditioning, plumbing fixtures and drains, sprinkler system, glass, windows, doors, elevator, electrical and other mechanical equipment, appliances and systems, railroad spur track, improvements made by and at the expense of Lessee and Lessee's property, including, but not limited to, Lessee's signs and advertisements. Lessee shall keep the driveways, approaches, sidewalks, parking areas, spur tracks and adjacent alleys that are a part of the Premises clean, orderly, sightly, unobstructed and free from ice and snow. Lessee shall regularly water, mow, trim, fertilize and otherwise maintain the lawn, shrubs, plants, trees and other landscaping of the Premises. Lessee shall prevent water pipes in the Premises from freezing.

13. LESSOR'S RIGHT OF ENTRY. Lessor or Lessor's agent may enter at reasonable hours to inspect or show the Premises to prospective lenders and purchasers, and to do anything Lessor may be required to do hereunder or which Lessor may deem necessary for the good of the Premises or any building of which they are a part;
during the last ninety (90) days of this Lease, Lessor may display a "For Rent"
sift on the Premises.

14. PARKING LOT MAINTENANCE. Lessor shall be responsible for maintenance, cleaning, repainting and repairs of the parking areas, driveways, sidewalks and approaches, including ice and snow removal. Lessee shall repair all damage to parking areas, driveways, sidewalks and approaches caused by placement or movement of trash containers, truck trailer dollies, trucks, or other moveable property Lessee understands and agrees that no personal property,

                                   Page 2 of 7

Commercial Industrial Lease Contract 2005

including vehicles, shall be stored in the parking area or anyplace outside the building without the prior written consent of Lessor.

15. MAINTENANCE AND REPAIR BY LESSOR. Except as may be caused by acts or negligence of Lessee, Lessor shall, at Lessor's sole cost and expense, maintain and keep in good repair the roof, exterior walls (exclusive of inside surfaces, glass, windows and doors), gutters, downspouts, foundations and all other structural components of the building(s) of which the Premises are a part, and all underground plumbing and sewer lines; and water, gas and electric service lines to the point where such service lines enter the building(s) of which the
Premises are a part. Lessor shall be under no obligation, and shall not be liable for any failure to make any repairs until and unless Lessee notifies
Lessor in writing that such repairs are necessary. Lessor shall have a reasonable time thereafter to make repairs.

16. DAMAGE BY CASUALTY. If, during the Term or previous thereto, the Premises or the building of which said Premises are a part shall be destroyed or so damaged by fire or other casualty as to become untenantable, then in such event, at the option of Lessor, this Lease shall terminate from the date of such damage or destruction. Lessor shall exercise this option to so terminate this Lease by notice in writing delivered to Lessee within thirty (30) days after such damage or destruction. Upon such notice, Lessee shall immediately surrender said
Premises and all interest therein to Lessor, and Lessee shall pay rent only to the time of such damage or destruction. If Lessor does not elect to terminate this Lease, this Lease shall continue in full force and effect, and Lessor shall expeditiously repair the Premises, placing the same in as good a condition as they were at the time of the damage or destruction, and for that purpose, may enter said Premises. In that event rent shall abate in proportion to the extent and duration of untenantablility. In either event, Lessee shall remove all rubbish, debris, merchandise, furniture, equipment and its other personal property within five days after the request by Lessor. (b) If the Premises shall be slightly damaged by fire or other casualty, so as not to render the same untenantable, then Lessor shall expeditiously repair the same and in that case the rent shall not abate. Except for rent abatement as herein provided, no compensation or claim shall be made by or allowed to Lessee by reason of any inconvenience or loss of business arising from the necessity of repairing any portion of the building or the Premises.

17. PERSONAL PROPERTY. Lessor shall not be liable for any loss or damage to any merchandise inventory, goods, fixtures, improvements or personal property of
Lessee in or about the Premises.

18. ALTERATIONS. Lessee shall not make any alterations or additions in or to the
Premises without the prior written consent of Lessor.

19. UTILITIES AND SERVICES. Lessor shall furnish and pay for all electricity, gas, water, fuel, trash removal, and any services or utilities used in or assessed against the Premises, unless otherwise provided.

20. LEGAL REQUIREMENTS. Lessee shall comply with all laws, orders, ordinances and other public requirements now or hereafter affecting the Premises or the use thereof, and Lessee shall indemnify, defend and hold Lessor harmless from expense or damage resulting from failure to do so.

21. MULTIPLE TENANCY BUILDING.
         [deleted section a]
         b. Lessee agrees to conduct its business in a manner that shall not be objectionable to other Lessees in the building of which the Premises are a part, including but not limited to noise, vibration, or, trash or fumes. In the event Lessor receives complaints from other Lessees in the building or complex and determines, in its sole reasonable judgment, that Lessee is conducting its operations in a manner so as to be objectionable to other Lessees, Lessee shall, upon notice from
         Lessor, promptly modify its operations to eliminate such objections

                                  Page 3 of 7

Commercial Industrial Lease Contract 2005

22. FIXTURES. Except for Lessee's personal property and trade fixtures, all buildings, repairs, alterations, additions, improvements, installations and other non-trade fixtures installed or erected on the Premises, whether by or at the expense of Lessor or Lessee, shall belong to Lessor and shall remain on and be surrendered with the Premises at the expiration or termination of this Lease.
However, at Lessor's option, Lessee shall remove Lessee's alterations or improvements prior to the expiration of this Lease and return the Premises to its original condition.

23. INCREASE IN REAL ESTATE TAXES AND SPECIAL ASSESSMENTS. [deleted]

24. EMINENT DOMAIN. Should all of the Premises be taken under the power of eminent domain or a conveyance in lieu thereof by any authority having the right of condemnation, or if a portion thereof is taken so that the Premises are unsuitable, in Lessee's reasonable opinion, for Lessee's use, then the term of this lease shall terminate as of the date that title shall vest in the acquiring authority and the rent and other charges shall be adjusted as of the date of such taking. In such case, Lessor shall be entitled to the proceeds of the condemnation award made to Lessor. Nothing herein shall be construed to prevent
Lessee from separately pursuing a claim against the condemning authority for its independent loss or damages to the extend available, provided, however, that no award made to or on behalf of Lessee shall reduce, limit, or restrict the award to Lessor, and no allocation of Lessor's award in condemnation shall occur.
Lessee shall have no claim against Lessor for the value of the unexpired term of this lease. Should any part of the Premises be taken in the exercise of eminent domain or a conveyance in lieu thereof or in connection therewith, but not such as to render the Premises unsuitable for the operation of its business, this
Lease shall continue on the same terms and conditions except that the description of the Premises or the real estate taken by right of eminent domain or a conveyance in lieu thereof or in connection therewith shall be modified to reflect such taking. In the event this Lease does not terminate by reason of such taking, the condemnation proceeds from the Demised Premises will first be used to restore the Demised Premises to a position of occupancy by the Lessee.
The balance of such condemnation proceeds from the Premises, if any, shall belong to Lessor.

25. WAIVER OF SUBROGATION. As part of the consideration for this Lease, each of the parties hereby releases the other party from all liability for damage due to any act or neglect of the other party occasioned to property owned by said parties which is or might be incident to or the result of a fire or other casualty against loss for which either of the parties is now carrying or hereafter may carry insurance; provided, however, that the releases herein contained shall not apply to any loss or damage occasioned by intentional acts of either of the parties, and the parties further covenant that any insurance they obtain on their respective properties shall contain an appropriate provision whereby the insurance company, or companies, consent to the mutual release of liability contained in this paragraph.

26. DEFAULT AND REMEDIES. If: (a) Lessee fails to comply with any term, provision, condition or covenant of this Lease; (b) Lessee deserts or vacates the Premises; (c) any petition is filed by or against Lessee under any section or chapter of the Federal Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof; (d) Lessee becomes insolvent or makes a transfer in fraud of creditors; (e) Lessee makes an assignment for benefit of creditors; or (f) a receiver is appointed for Lessee or any of the assets of Lessee, then in any of such events, Lessee shall be in default and Lessor shall have the option to do any one or more of the following:
upon ten (10) days prior written notice, excepting the payment of rent or additional rent for which no demand or notice shall be necessary, in addition to and not in limitation of any other remedy permitted by law, to enter upon the
Premises either with or without process of law, and to expel, remove and put out
Lessee or any other persons thereon, together with all personal property; and,
Lessor may terminate this Lease or it may from time to time, without terminating this Lease, rent said Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable, with the right to repair, renovate, remodel, redecorate, alter and change said Premises. At the option of Lessor, rents

                                  Page 4 of 7

Commercial Industrial Lease Contract 2005

received by Lessor from such reletting shall be applied first to the payment of any indebtedness from Lessee to Lessor other than rent and additional rent due hereunder; second, to payment of any costs and expenses of such reletting, including, but not limited, attorney's fees, advertising fees and brokerage fees, and to the payment of any repairs, renovation, remodeling, redecorations, alterations and changes in the Premises: third, to the payment of rent and additional rent due and payable hereunder and interest thereon; and, if after applying said rentals there is any deficiency in the rent and additional rent and interest to be paid by Lessee under this Lease, Lessee shall pay any such deficiency to Lessor and such deficiency shall be calculated and collected by
Lessor monthly. No such re-entry or taking possession of said Premises shall be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee. Notwithstanding any such reletting without termination, Lessor may at any time terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Lessee the worth at the time of such termination of the excess of the amount of rent and additional rent reserved in this Lease for the balance of the Term over the then reasonable rental value of the Premises for the same period. Lessor shall have the right and remedy to seek redress in the courts at any time to correct or remedy any default of Lessee by injunction or otherwise, without such resulting or being deemed a termination of this Lease, and Lessor, whether this Lease has been or is terminated or not, shall have the absolute right by court action or otherwise to collect any and all amounts of unpaid rent or unpaid additional rent or any other sums due from Lessee to Lessor under this
Lease which were or are unpaid at the date of termination. If it is necessary for Lessor to bring any action under this Lease, to consult with an attorney concerning or for the enforcement of any of Lessor's rights, then Lessee agrees in each and any such case to pay to Lessor, Lessor's reasonable attorney's fees.
In addition to the remedies set forth herein, Lessee shall pay a late charge in the amount of 5.0%(FIVE) of any payment due hereunder which remains unpaid on the tenth day after same is otherwise due hereunder. Said late charge shall be deemed additional rent, and the assessment or collection of same shall not limit or delay Lessor's pursuit of any remedy arising hereunder upon Lessee's default.

27. WAIVER. The rights and remedies of Lessor under this Lease, as well as those provided by law, shall be cumulative, and none shall be exclusive of any other rights or remedies. A waiver by Lessor of any breach or default of Lessee shall not be deemed or construed to be a continuing waiver of such breach or default nor as a waiver of or permission, expressed or implied, for any subsequent breach or default. It is agreed that the acceptance by Lessor of any installment of rent subsequent to the date the same should have been paid shall not alter the covenant and obligation of Lessee to pay subsequent installments of rent promptly upon the due date. Receipt by Lessor of partial payment after Lessee's default shall not be construed to be or constitute a cure of any such default.
No receipt of money by Lessor before or after the termination of this Lease shall in any way reinstate, continue or extend the term above demised.

28. TOXIC OR HAZARDOUS MATERIALS. Lessee shall not store, use or dispose of any toxic or hazardous materials in, on or about the Premises without the prior written consent of Lessor. Lessee, at its sole cost, shall comply with all laws relating to Lessee's storage, use and disposal of hazardous or toxic materials.
Lessee shall be solely responsible for and shall defend, indemnify and hold
Lessor, its agents and employees, harmless from and against all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with the Lessee storage, use or disposal of any toxic or hazardous material in, on or about the Premises including, but not limited to, removal, clean-up and restoration work and materials necessary to return the Premises, and any other property of whatever nature located on the Premises, to their condition existing prior to the appearance of toxic or hazardous materials on the Premises. Lessee's obligations under this paragraph shall survive the termination of this Lease.

29. REAL ESTATE COMMISSION. See leasing agreement.

                                  Page 5 of 7

Commercial Industrial Lease Contract 2005

30. NOTICES. Any notice hereunder shall be sufficient if sent by certified mail, addressed to Lessee at the Premises, and to Lessor where rent is payable.

31. SUBORDINATION. This Lease shall be subordinate and inferior at all times to the lien of any mortgage and to the lien of any deed of trust or other method of financing or refinancing now or hereafter existing against all or a part of the real property upon which the premises are located, and to all renewals, modifications, replacements, consolidations and extensions thereof. Lessee shall execute and deliver all documents requested by any mortgagee or security holder to effect such subordination. In the event of a sale or assignment of this Lease or of Lessor's interest in the Premises or the building in which the Premises are a part, are transferred to any other person because of a mortgage foreclosure, exercise of a power of sale under a mortgage or otherwise, Lessee shall attom to the purchaser or such mortgagee or other person and recognize the same as Lessor hereunder.

32. SUCCESSORS. The provisions, covenants and conditions of this Lease shall bind and inure to the benefit of the legal representatives, heirs, successors and assigns of each of the parties hereto, except that no assignment or subletting by Lessee without the written consent of Lessor shall vest any rights in the assignee or sublessee of Lessee.

33. QUIET POSSESSION. Lessor agrees, so long as Lessee fully complies with all of the terms, covenants and conditions herein contained on Lessee's part to be kept and performed, Lessee shall and may peaceably and quietly have, hold and enjoy the Premises for the Term aforesaid, it being expressly understood and agreed that the aforesaid covenant of quiet enjoyment shall be binding upon
Lessor, its heirs, successors or assigns, but only during such party's ownership of the Premises. Lessor and Lessee further covenant and represent that each has full right, title, power and authority to make, execute and deliver this Lease.

34. BANKRUPTCY. Neither this Lease nor any interest therein nor any estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors by operation of law or otherwise during the Term or any renewal thereof.

35. ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties, and no modification of this Lease shall be binding upon the parties unless evidenced by an agreement in writing signed by Lessor and Lessee after the date hereof. If there be more than one Lessee named herein, the provisions of this Lease shall be applicable to and binding upon such Lessees, jointly and severally.

36. ESTOPPEL CERTIFICATES. Lessee shall at any time upon not less than ten (10)
days' prior written notice from Lessor execute, acknowledge and deliver to
Lessor or to any lender of or purchaser from Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified stating the nature of such modification) and the date to which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the
Premises or of the business of Lessor.

37. ADDENDA AND EXHIBITS:

          Commercial Agency & Brokerage Disclosure Addendum
          EXHIBIT "A"
          SMOKING POLICY: SMOKING IS NOT ALLOWED IN ANY SPACE INSIDE THE
CONGRESS BUILDING. SMOKING IS PERMITTED IN THE PARKING GARAGE ONLY AND
CONTAINERS FOR EXTINGUISHING TOBACCO PRODUCTS ARE PROVIDED.
          TENANT IMPROVENTS: LANDLORD, AT LANDLORD'S EXPENSE AGREES TO
PROVIDE THE TENANT IMPROVEMENTS NOTED ON ATTACHED EXHIBIT "A" PRIOR TO TENANT
OCCUPANCY/LEASE COMMENCEMENT. IF IMPROVEMENTS ARE NOT COMPLETED BY MAY 10, 2006
THEN OCCUPANCY AND MAY'S RENT WILL BE ADJUSTED (PRORATED) ACCORDINGLY.

IN WITNESS WHEREOF, said parties hereunto subscribed their names. Executed in 3 originals.

                                  Page 6 of 7

Commercial Industrial Lease Contract 2005

4301 Main LLC

/s/ Del Hedgepath                                  /s/ Kory S. Dillman
---------------------------------                -------------------------------
LESSOR                                           LESSEE

/s/ Del Hedgepath                                  /s/ Kory S. Dillman
---------------------------------                -------------------------------
Title: partner 4301 Main LLC                     Title: Exec. Vice President
Date: 5-8-06     Time: noon                      Date: May 4, 2006  Time: 3:15

Approved by Legal Counsel of the Kansas City Regional Association of
REALTORS® for exclusive use by its REALTOR® members. No warranty is made or implied as to the legal validity or adequacy of this Contract, or that it complies in every respect with the law or that its use is appropriate for all situations. Local law, customs and practices, and differing circumstances in each transaction may dictate that amendments to this Contract be made. Copyright
January 2005.

                                  Page 7 of 7

Commercial Industrial Lease Contract 2005

                [GRAPHIC OMITTED OF 4TH FLOOR EXISTINBG TENANT]

                         COMMERCIAL AGENCY AND BROKERAGE
                               DISCLOSURE ADDENDUM

SELLER/LANDLORD: 4301 MAIN LLC
BUYER/TENANT: SIRICOMM, INC
PROPERTY ADDRESS, CITY, COUNTY, STATE, ZIP: 3535 BROADWAY SUITE 402, KCMO 64111

DATE OF CONTRACT: APRIL____________________, 2006

THE FOLLOWING DISCLOSURE IS MADE IN COMPLIANCE WITH MISSOURI AND KANSAS REAL
ESTATE LAWS AND RULES AND REGULATIONS. APPLICABLE SECTIONS BELOW MUST BE
CHECKED, COMPLETED, SIGNED AND DATED FOR BOTH SELLER AND BUYER

Seller/Landlord and Buyer/Tenant acknowledge that the real estate Licensee involved in this transaction may be acting as agents of the Seller/Landlord, agents of the Buyer/Tenant, Transaction Brokers or (in Missouri only) Disclosed
Dual Agents. LICENSEES ACTING AS AN AGENT OF THE SELLER/LANDLORD HAVE A DUTY TO
REPRESENT THE SELLER'S/LANDLORD'S INTEREST AND WILL NOT BE THE AGENT OF THE
BUYERITENANT. INFORMATION GIVEN BY THE BUYER/TENANT TO A LICENSEE ACTING AS AN
AGENT OF THE SELLER/LANDLORD WILL BE DISCLOSED TO THE SELLER/LANLORD. LICENSEES
ACTING AS AN AGENT OF THE BUYER/TENANT HAVE A DUTY TO REPRESENT THE
BUYER'S/TENANTS INTEREST AND WILL NOT BE AN AGENT OF THE SELLER/LANDLORD.
INFORMATION GIVEN BY THE SELLER/LANDLORD TO A LICENSEE ACTING AS AN AGENT OF THE
BUYER/TENANT WILL BE DISCLOSED TO THE BUYER/TENANT. LICENSEES ACTING IN THE
CAPACITY OF A TRANSACTION BROKER ARE NOT AGENTS FOR EITHER PARTY AND DO NOT
ADVOCATE THE INTERESTS OF EITHER PARTY. LICENSEES ACTING AS DISCLOSED DUAL
AGENTS ARE ACTING AS AGENTS FOR BOTH THE SELLER/LANDLORD AND THE BUYER/TENANT.
(Note: A separate Dual Agency Disclosure Addendum Is required).

Licensee Assisting Seller/Landlord is acting as: (Check applicable)
         Seller's/Landlord's Agent
         Designated Seller's/Landlord's Agent (Supervising Broker acts as
            Transaction Broker)
         Transaction Broker
         Disclosed Dual Agent (Missouri only-Disclosed Dual Agency Addendum is required)
         N/A-Seller(s) is not represented
         Sub Agent

Licensee Assisting Buyer/Tenant is acting as: (Check applicable)
         Seller's/Landlord's Agent
         Buyer's/Tenant's Agent
         Designated Seller's/Landlord's Agent (Supervising Broker acts as
            Transaction Broker)
         Designated Buyer's/Tenant's Agent (Supervising Broker acts as
            Transaction Broker)
         Transaction Broker
         Disclosed Dual Agent (Missouri only-Disclosed Dual Agency Addendum is required
         N/A, Buyer(s) is not represented
         Sub Agent

PAYMENT OF COMMISSION: All licensees(s) indicated above will be paid a commission at closing of the sale of the property as follows: (check applicable paragraph)

          Seller/Landlord to Pay all Licensees. All Licensees(s) will be paid from the Seller's funds at closing according to the terms of the
         Listing or other Commission Agreement.

          Buyer/Tenant to Pay Buyer's Agent. Seller/Landlord's Licensee, if
         any, will be paid from the Seller's funds at closing according to the terms of the Listing Agreement. Buyer/Tenant's Agent will be paid from the Buyer's funds according to the terms of the Buyer/Tenant Agency
         Agreement.

CAREFULLY READ THE TERMS HEREOF BEFORE SIGNING. WHEN SIGNED BY ALL PARTIES, THIS
DOCUMENT BECOMES PART OF A LEGALLY BINDING CONTRACT. IF NOT UNDERSTOOD, CONSULT
AN ATTORNEY BEFORE SIGNING. THE PARTIES EXECUTING THIS CONTRACT REPRESENT AND
WARRANT THAT THEY ARE LEGALLY AUTHORIZED TO DO SO.

Licensees herby certify that thwy are licwnsed to saell real estate the state in which the Property is located.

Approved by Legal Counsel of the Kansas City Regional Association of
REALTORS® for exclusive use by its REALTOR® members. No warranty is made or implied as to the legal validity or adequacy of this Contract, or that it complies in every respect with the law or that its use is appropriate for all situations. Local law, customs and

                         Landlord-Tenant Joint Inventory

                Address:                   Kansas City Missouri
                Date:
                Landlord: 4301 Main LLC
                Tenant(s):      New carpet
                                New window blinds

The parties acknowledge that the above inventory waKs made on the date above and that the condition of the premises is clean and undamaged unless noted above.
Tenants agree not to paint, wallpaper, or to do any alterations whatsoever to property. All light bulbs work.

Tenant(s):                                      Owner:

/s/ Kory S. Dillman                               /s/ Del Hedgepath